UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 25, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


        North Carolina                    1-13408                 56-1362926
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Digital Recorders, Inc. (the "Company") routinely polls its Board members every year to inquire as to their willingness to stand for re-election.

     On October 25, 2005, the Company received notice from Russell Cleveland, a member of the Company's Board of Directors since August 2001, stating that, due to other obligations, he does not plan to stand for re-election to the Company's Board of Directors.

     Mr. Cleveland serves on the Company's Board of Directors and its Executive Committee, and will continue to do so until the Company's Annual Meeting of Shareholders in spring 2006, the date for which has not yet been set.



Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIGITAL RECORDERS, INC.

Date: October 26, 2005                 By:    /s/ DAVID N. PILOTTE
                                              ----------------------------------
                                              David N. Pilotte
                                              Chief Financial Officer